UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 1, 2019

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THERMON GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	001-35159	27-2228185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Thermon Drive San Marcos, Texas	78666
(Address of principal executive offices)	(zip code)

Registrant's telephone number, including area code: (512) 396-5801

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2018, Thermon Group Holdings, Inc. (the "Company") announced Eric Reitler's intention to resign as the Company’s Senior Vice President, Global Sales. The target effective date of his resignation was August 31, 2018. The Company requested and Mr. Reitler agreed to remain employed by the Company until December 31, 2018 (the "Resignation Date").

Effective January 1, 2019, the Company entered into a consulting agreement with Mr. Reitler, pursuant to which Mr. Reitler has agreed to make himself available in a consulting and/or advisory capacity for a period of time following the Resignation Date to assist in the transition of his responsibilities (the "Transition Period"). The term of the consulting agreement begins on January 1, 2019 and ends on June 30, 2020, and it may be terminated by either the Company or Mr. Reitler by providing two weeks prior written notice. Pursuant to the foregoing agreement, Mr. Reitler will receive the following: (a) $32,500 per month for the first two months of the agreement and an hourly consulting fee for services rendered during the remainder of the term; (b) pro-rated short-term incentive payment for the fiscal year ending March 31, 2019; and (c) continued vesting of outstanding equity awards and extension of the exercise period of outstanding stock options during the consulting period.

The foregoing description of the terms of the consulting agreement is a summary and is qualified in all respects by reference to the agreement, which is included as Exhibit 10.1 and incorporated into this Item 5.02 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Independent Contractor Agreement between Thermon Group Holdings, Inc. and Eric Reitler dated January 1, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2019	THERMON GROUP HOLDINGS, INC.
	By:	/s/	Sarah Alexander
Sarah Alexander
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Independent Contractor Agreement between Thermon Group Holdings, Inc. and Eric Reitler dated January 1, 2019.